Net Income per Share	12 Months Ended
Sep. 26, 2020
Net Income per Share [Abstract]
Net Income per Share
13.  Net Income per Share

Basic net income per share is calculated by dividing the net income attributable to common stockholders by the weighted-average number of common shares outstanding during the period, without consideration for common stock equivalents.  Diluted net income per share is computed by dividing the net income attributable to common stockholders by the weighted-average number of common share equivalents outstanding for the period determined using the treasury-stock method and the if-converted method.  For purposes of this calculation, stock options are considered to be common stock equivalents and are only included in the calculation of diluted net income per share when their effect is dilutive.  There were 7 million and 5 million shares excluded from the fiscal 2020 and 2019 diluted net income per share calculation, respectively, as their effect would be anti-dilutive. There were no shares excluded from the fiscal 2018 calculation.

The following tables and discussion provide a reconciliation of the numerator and denominator of the basic and diluted net income per share computations.

(in millions, except per share amounts)	2020	2019	2018
Numerator
Net income attributable to the Company	$559	$404	$496
Denominator
Weighted average common shares outstanding - basic	132.6	131.3	131.4
Dilutive shares	2.5	3.3	3.8
Weighted average common and common equivalent shares outstanding - diluted	135.1	134.6	135.2

Per common share income
Basic	$4.22	$3.08	$3.77
Diluted	$4.14	$3.00	$3.67